SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

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TEXAS CAPITAL BANCSHARES, INC.®

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on April 18, 2017, for Texas Capital Bancshares, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/tcbi. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 7, 2017.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/tcbi

Proxy Materials Available to View or Receive:

1. Proxy Statement   2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/tcbi	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*	If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Company Notice of Annual Meeting
	Date:	Tuesday, April 18, 2017
TEXAS CAPITAL BANCSHARES, INC.®	Time:	09:00 A.M. (Central Daylight Time)
	Place:	2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” each of the nominees listed below.

1.	Election of Directors

01	C. Keith Cargill	05	Larry L. Helm	09	Robert W. Stallings
02	Peter B. Bartholow	06	Charles S. Hyle	10	Dale W. Tremblay
03	James H. Browning	07	Elysia Holt Ragusa	11	Ian J. Turpin
04	Preston M. Geren III	08	Steven P. Rosenberg	12	Patricia A.Watson

The Board of Directors recommends that you vote “1 YEAR” on the following.

3.	Proposal 3 – Advisory vote on frequency of advisory vote on compensation of named executive officers.

The Board of Directors recommends that you vote “FOR” the following.

2.	Proposal 2 – Advisory vote on compensation of named executive officers.

4.	Proposal 4 – Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company.